Glenbrook Life and Annuity Company
                  Glenbrook Life Multi-Manager Variable Account

                       Supplement, dated November 21, 2003
                                     to the
                     Prospectii and Statements of Additional
                      Information dated May 1, 2003 for the
                       Allstate Provider Variable Annuity
                                   contracts.


This supplement amends the May 1, 2003 prospectii and statements of additional information for the Allstate Provider Variable Annuity contracts, offered by Glenbrook Life and Annuity Company. Please keep this supplement for future reference together with your prospectus.

Effective September 30, 2003, the Van Kampen UIF U.S. Mid Cap Core Portfolio changed its name to Van Kampen UIF U.S. Mid Cap Value Portfolio. The investment objective for this Portfolio has not changed.

The prospectus and statement of additional information are revised as follows:

o All references to Van Kampen UIF U.S. Mid Cap Core Portfolio are deleted and replaced with Van Kampen UIF U.S. Mid Cap Value Portfolio.

o All references to Van Kampen UIF U.S. Mid Cap Core Variable Sub-Account are deleted and replaced with Van Kampen UIF U.S. Mid Cap Value Variable Sub-Account.